UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2011 (February 10, 2011)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its February 10, 2011 meeting, the Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tredegar Corporation (the “Corporation”) approved several items relating to compensatory arrangements with its named executive officers.  The details of these approvals are outlined below.

2011 Short-Term Incentive Plan

The Compensation Committee approved an annual cash incentive plan applicable to the Corporation’s executive officers.  The 2011 Short-Term Incentive Plan for Executive Officers (the “2011 Incentive Plan”) approved by the Compensation Committee applies to the Corporation’s executive officers and certain other key employees.  The 2011 Incentive Plan is not set forth in a written agreement.

The 2011 Incentive Plan is intended to reward each participant based on the attainment of specific 2011 financial performance targets tied to 2011 economic profit added (“EPA”) from ongoing operations and 2011 earnings before interest and taxes (“EBIT”), as well as the attainment of specific team and individual goals.  The EPA or EBIT financial performance metrics must be achieved at least at a threshold level before any incentives can be earned.  The Compensation Committee reviewed the annual financial targets for the 2011 Incentive Plan as part of its review and approval of the 2011 Incentive Plan.

The following short-term incentive opportunities are available under the 2011 Incentive Plan for the named executive officers:

		2011 Short-Term Incentive Structure (as a percentage of annual base salary)
Name	Title	Threshold	Target	Maximum
Nancy M. Taylor	President and CEO	37.5%	75%	150%
Duncan A. Crowdis	VP and Pres., Aluminum Extrusions	22.5%	45%	90%
A. Brent King	VP, General Counsel and Secy.	25%	50%	100%
Kevin A. O’Leary	VP, CFO and Treasurer	25%	50%	100%

Long-Term Incentive Awards

The Compensation Committee approved grants of nonstatutory stock options, restricted stock awards and performance stock units in the amounts set forth below under the Amended and Restated 2004 Equity Incentive Plan (the “Equity Plan”) to each of the Corporation’s named executive officers.  The grants became effective on February 15, 2011, which was the third business day following the Corporation’s release of its fourth quarter 2010 earnings (the “Effective Date”).

Name	Title	2011 Performance Stock Units	2011 Restricted Stock	2011 Stock Options
Nancy M. Taylor	President and CEO	19,700	15,800	73,900
Duncan A. Crowdis	VP and Pres., Aluminum Extrusions	5,600	3,200	14,800
A. Brent King	VP, General Counsel and Secy.	5,600	3,200	14,800
Kevin A. O’Leary	VP, CFO and Treasurer	5,600	3,200	14,800

The restricted stock award becomes vested and nonforfeitable on the third anniversary of the date of grant (i.e., February 15, 2014).  Upon the issuance of the shares on the date of grant, the named executive officer shall be entitled to vote the shares and shall be entitled to receive, free of all restrictions, ordinary cash dividends.  The restricted stock awards were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Stock Award and Stock Award Terms and Conditions, substantially in the form filed as Exhibit 10.1 hereto, and incorporated herein by reference.

The Compensation Committee established financial performance targets for the performance stock unit awards tied to the Corporation’s 2012 and 2013 consolidated EPA.  To earn the performance stock units at the threshold or target levels, the Corporation’s consolidated EPA must be as follows:

Performance Criteria	Percentage Earned
2012 Threshold Improvement in EPA of at least $8 million but less than $12 million for calendar year 2012 over calendar year 2011	25%
2012 Target Improvement in EPA exceeds $12 million for calendar year 2012 over calendar year 2011	50%
2013 Threshold Improvement in EPA of at least $16 million but less than $25 million for calendar year 2013 over calendar year 2011	25%
2013 Target Improvement in EPA exceeds $25 million for calendar year 2013 over calendar year 2011	50%

The performance stock unit awards were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Stock Unit Award and Stock Unit Award Terms and Conditions, substantially in the form filed as Exhibit 10.2 hereto, and incorporated herein by reference.

The stock options will have an option price equal to the closing price of shares of the Corporation’s common stock as reported on the New York Stock Exchange composite tape on the Effective Date and have a term of seven years.  The vesting period is two years.  The grants of options were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions, substantially in the form filed as Exhibit 10.3 hereto, and incorporated herein by reference.

2010 Incentive Plan for Executive Officers

The Compensation Committee had previously approved the 2010 Incentive Plan for Executive Officers (the “2010 Incentive Plan”).  Incentives were to be paid out under the 2010 Incentive Plan only if financial performance targets were met and individual objectives were achieved.  The financial performance targets for the executive officers, other than Duncan A. Crowdis, were based upon consolidated EPA from manufacturing operations.  Because of Mr. Crowdis’ responsibilities as the President of the Corporation’s Aluminum Extrusions division, the financial performance target for Mr. Crowdis was based upon EPA for Aluminum Extrusions.

For 2010, Film Products’ EPA and the consolidated EPA for Corporate were in excess of their respective EPA maximum goals.  Aluminum Extrusions’ EPA was between target and maximum levels.  With respect to Aluminum Extrusions, payments in excess of the target level were determined based on a straight-line interpolation of EPA between the target and maximum levels.  The Compensation Committee approved the following incentive payments under the 2010 Incentive Plan for the following named executive officers:

Name	Title	Percent of Salary	Dollar Value
Nancy M. Taylor	President and CEO(1)	137%	$957,709
Duncan A. Crowdis	VP and Pres., Aluminum Extrusions	75%	$215,818
A. Brent King	VP, General Counsel and Secy.	100%	$296,640
Kevin A. O’Leary	VP, CFO and Treasurer	100%	$310,000

(1)
As Ms. Taylor was appointed as the President and CEO effective January 31, 2010, she received an incentive payment under the 2010 Incentive Plan that was pro rated based on EPA for Film Products (one month) and EPA from the Corporation’s manufacturing operations (eleven months); the dollar value shown for Ms. Taylor is the total incentive payment.

Long-Term Incentive Award Vesting

On February 18, 2009, the Compensation Committee awarded performance stock units based on the 2010 consolidated EPA from manufacturing operations target, which was achieved.  As a result, the named executive officers earned all of the previously awarded performance stock units contingent upon 2010 consolidated EPA from manufacturing operations.  These performance stock units will vest and be settled in shares of the Corporation’s common stock on March 31, 2011, provided that the named executive officer continues to be employed by, or provides services to, the Corporation on that date.

Name	Title	# of Performance Stock Units
Nancy M. Taylor	President and CEO(1)	7,850
John D. Gottwald	President and CEO(1)	22,000
Duncan A. Crowdis	VP and Pres., Aluminum Extrusions	4,150
A. Brent King	VP, General Counsel and Secy.	4,200
Kevin A. O’Leary	VP, CFO and Treasurer(2)	3,000

(1)
Mr. Gottwald retired as President and CEO of the Corporation effective January 31, 2010, at which time Ms. Taylor was appointed as the President and CEO.  Ms. Taylor received performance stock units in 2009 in her position as Executive Vice President of the Corporation and President of the Film Products Division.

(2)	Mr. O’Leary received performance stock units in 2009 in his position as Vice President, Global Finance, of the Film Products Division.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Notice of Stock Award and Stock Award Terms and Conditions.

10.2	Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions.

10.3	Form of Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: February 16, 2011	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Notice of Stock Award and Stock Award Terms and Conditions.

10.2	Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions.

10.3	Form of Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions.